EXHIBIT 10.89

                               NONCOMPETITION AND
                            NONSOLICITATION AGREEMENT

       AGREEMENT dated this 21st day of May, 2002 by and between JEAN PHILIPPE FRAGRANCES, LLC, a New York limited liability company with its principal office at 551 Fifth Avenue, New York, New York 10176 ("Purchaser"); TRISTAR CORPORATION, DEBTOR-IN-POSSESSION in the Chapter 11 proceeding, Case no. 01-53706, U.S. Bankruptcy Court, Western District of Texas, San Antonio Division, with its principal office at 105 S. St. Marys, Suite 1800, San Antonio, Texas 78205 ("Seller"); and FRAGRANCE IMPRESSIONS CORPORATION, a Delaware corporation, with principal offices at One Eurostar Drive, Pleasanton, TX 78064 ("Manufacturer").

                              W I T N E S S E T H :

       WHEREAS, Purchaser is in the business of producing, manufacturing, marketing, distributing and selling mass market alcohol based fragrances, including Alternative Designer Fragrances, eau de toilette sprays, cologne, body sprays, deodorants, and cosmetics, including lipstick, nail polish, mascara and eye and lip products and health and beauty aids in the United States and throughout the world ("the Business as Purchaser");

       WHEREAS, Seller and Purchaser have entered into an agreement to purchase certain assets of Seller dated 18 April , 2002 (the "Asset Purchase Agreement");

       WHEREAS, Seller and Manufacturer are entering into a Manufacturing Agreement, dated the date hereof (the "Manufacturing Agreement"); and

       WHEREAS, as an inducement to Purchaser and a condition precedent to the closing of the Asset Purchase Agreement, each of Seller and Manufacturer has agreed not to compete with Purchaser, upon the terms and subject to the conditions contained herein.

       NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

       1. RECITALS. The above recitals are true and correct and are incorporated by reference herein and made a part of this Agreement, with the same force and effect as if fully set forth herein.

       2.     COVENANT NOT TO COMPETE; NONSOLICITATION.

       (a) Each of Seller and Manufacturer severally covenants and agrees with Purchaser that Seller and Manufacturer shall not directly or indirectly, for a period equal to the longer of (i) five (5) years from the closing of the Purchase Agreement or (ii) as for so long the Manufacturing Agreement is in effect,

              (i) compete with or be engaged in the same Business as Purchaser, as heretofore defined, or act as consultant or lender to or owner, or partner of, any business or organization which, directly or indirectly competes with or is engaged in the same Business as

Purchaser, except that, in each case, the provisions of this paragraph will not be deemed breached solely because Seller or Manufacturer owns no more than one percent (1%) of any outstanding class of equity security of a corporation, if, at the time of its acquisition by Seller, such equity security is listed on a United States national securities exchange or The Nasdaq Stock Market, or is regularly traded in the over-the-counter market; or

              (ii) solicit in connection with the Same Business as Purchaser, any employee, customer or filler of Purchaser who was at any time during the term of this Agreement, an employee, customer or filler of Purchaser.

       (b) Notwithstanding the provisions of PARAGRAPH 2(A) above, Manufacturer, but not Seller, shall have the right to market and sell the mass market fragrance brands, Fragrance Impressions and Cosmetic Impressions, and any such other brands sold at similar price points or higher and to the same distribution channel as Fragrances Impressions, solely to the following:

              (i) U.S. drug store chains: Such as Walgreens, Eckerd, Rite Aid, CVS;

              (ii)   mass  merchandisers:  Such as Walmart,  K-Mart,  Target and
       Kohls;

              (iii) convenience and specialty store chains, gas stations, door-to-door and through the Internet; and

              (iv) supermarkets, including but not limited to, Pathmark, Albertsons and Winn Dixie.

       (c)    Notwithstanding   the   provisions   of   PARAGRAPH   2(A)  above,
Manufacturer, but not Seller or its affiliates, shall have the right to

              (i) provide manufacturing or filling services to non-affiliates; PROVIDED, THAT, in no event shall Manufacturer provide manufacturing or filling services relating to (I) alternative designer fragrances, or (II) lip pencils or eye pencils similar in price point to the Apple Pencil cosmetic line, to other than Purchaser; and

              (ii) sell close-out products in any market, PROVIDED THAT, (I) sales of close-outs do not exceed five (5%) percent of net sales of such product line for the immediately preceding twelve (12) month period; and (II) no products are manufactured or produced for sale as close-outs.

       (d) Nothing herein shall be construed to permit the sale of fragrances or cosmetics to the wholesale fragrance market, whether within or outside the United States; or the "dollar store market", including but not limited to:
Family Dollar, Dollar General, Dollar Tree Distributors, Consolidated Stores (Big Lot Stores) and 99 Cent Only stores.

       (e) For the purposes of this Paragraph 2 the term "affiliate" shall be defined to mean each and every person, entity or individual which directly or indirectly controls or is controlled by or is under common control with the person to who or which it relates.

       (f) If any term of this PARAGRAPH 2 is found by any court having jurisdiction to be too broad, then such term shall nevertheless remain effective, but shall be considered amended (as to the time or area or otherwise as the case may be) to a point considered by said court as reasonable, and as so amended, shall be fully enforceable.

       (g) In the event of a merger of Seller and Manufacturer pursuant to a plan of reorganization in Seller's Chapter 11 proceeding in which Manufacturer is the surviving or successor entity, then only the restrictions herein applicable to Manufacturer shall apply to the surviving entity.

       3. POTENTIAL DAMAGE TO PURCHASER. Each of Seller and Manufacturer recognizes and acknowledges the damage to Purchaser which might result if any of the foregoing provisions are breached by Seller or Manufacturer.

       4. EQUITABLE RELIEF. In the event Seller or Manufacturer shall commit or cause to commit a breach of any provision of this Agreement, then in such event, each of Seller or Manufacturer as the case may be, hereby consents to the granting of a temporary or permanent injunction against it by any court of competent jurisdiction prohibiting such violations of any provision of this Agreement. In any proceeding for an injunction and upon any motion for a temporary or permanent injunction, Seller or Manufacturer as the case may be, agrees that its ability to answer in damages shall not be a bar or interposed as a defense to the granting of such temporary or permanent injunction against it, and further agrees that Purchaser will not have an adequate remedy at law in the event of any breach hereunder and Purchaser will suffer irreparable damage and injury if any of such provisions of this Agreement are breached.

       5. GOVERNING LAW; PROCESS. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas without giving effect to the principles of conflicts of laws thereof. Seller hereby irrevocably consents to the jurisdiction and venue of the courts of the State of Texas and of any United States District Court located within the State of Texas County of Bexar, in connection with any action or proceeding arising out of or relating to this Agreement. In any such action or proceeding, each of Seller and Manufacturer waives personal service of any summons and complaint or other process and agrees that the service thereof may be made by first class mail directed to such person at the address set forth above, or to any other address given by any of Seller, or Manufacturer to Purchaser by first class mail directed to Purchaser at its principal offices. Notwithstanding the foregoing, for so long as Seller is a debtor in the aforementioned Bankruptcy proceeding, any action involving Seller must be brought, if at all, in such Bankruptcy Court.

       6. CUMULATIVE RIGHTS. The rights and remedies granted in this Agreement are cumulative and not exclusive, and are in addition to any and all other rights and remedies granted and permitted under and pursuant to law.

       7. NO WAIVER. The failure of any of the parties hereto to enforce any provision hereof on any occasion shall not be deemed to be a waiver of any preceding or succeeding breach of such provision or any other provision.

       8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto and no amendment, modification or waiver of any provision herein shall be effective unless in writing, executed by the party charged therewith.

       9. PARAGRAPH HEADINGS. The paragraph headings herein have been inserted for convenience of reference only, and shall in no way modify or restrict any of the terms or provisions hereof.

       10. UNENFORCEABILITY; SEVERABILITY. If any provision of this Agreement is found to be void or unenforceable by a court of competent jurisdiction, then the remaining provisions of this Agreement, shall, nevertheless, be binding upon the parties with the same force and effect as though the unenforceable part had been severed and deleted.

       11. COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be deemed to be duplicate originals.





                 [Balance of this page left intentionally blank]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                     JEAN PHILIPPE FRAGRANCES, LLC


                                     By: /s/ RUSSELL GREENBERG
                                         ---------------------
                                     Russell Greenberg, Executive Vice President


                                     TRISTAR CORPORATION, DEBTOR-IN-POSSESSION


                                     By:    /s/ MICHAEL A. McCONNELL
                                            ------------------------
                                     Name:  Michael  A. McConnell
                                     Title: Bankruptcy court-appointed Examiner
                                     with limited powers



                                     FRAGRANCE IMPRESSIONS CORPORATION



                                     By:    /s/ B. J. HARID
                                            ---------------
                                     Name:  B. J. Harid
                                     Title: Chief Executive Officer